EXHIBIT 10.7

                        EXECUTIVE COMPENSATION AGREEMENT
                                   1997/98

EXECUTIVE:  B. CARETTE                             MANAGER:  CL. LESCOFFIT

The EXECUTIVE compensation plan is based on two components:
1. a salary, aligned with market information
2. a bonus linked to the accomplishments of specific, quantifiable objectives

The agreement between the EXECUTIVE and his MANAGER determines the salary and objectives for the year ended June 30, 1998 ("Fiscal 1998").

At the end of this period, the parties concerned will decide on the continuation of the process.

I.   SALARY
     Starting July 1, 1997, the EXECUTIVE'S annual gross salary will be $126,000.

     It will be in effect for a period of 12 months, except in the event of a change in job function.


II.  BONUS
     For the period from July 1, 1997 to June 30, 1998, the objectives and relevant bonuses for the EXECUTIVE are noted hereafter.

     1.  Improvement of Operating Income of BioTechnica/LG Seeds for Fiscal
1998
- If Operating Income is equal to or less than $0, bonus will be $0
- If Operating Income is greater than $0, bonus will be $8,400


	2.  Improvement of CAF of the Limagrain Field Seeds Division for Fiscal
1998
- If CAF is equal to or above 175 million FRF, bonus will be $6,300
- If CAF is less than 175 million FRF, bonus will be $0


NOTE: CAF is a French accounting measurement of cash generated by operations. It is equal to net income plus depreciation and amortization, adjusted by changes in inventory reserves, accounts receivable reserves, and gain or loss on disposal of fixed assets.

Payment of these bonuses is conditional upon the completion of the objectives as determined by the MANAGER and the EXECUTIVE for Fiscal 1998. Each objective will be analyzed separately during a meeting between the EXECUTIVE and his MANAGER.

If the Groupe Limagrain CAF for 97/98 is lower than 350 million FRF, the above calculated amounts will be divided by two.

I understand and agree with the compensation plan as outlined above. I have retained a signed copy of this agreement for my records.

Executed in Duplicate

/s/ CL. LESCOFFIT                        /s/ B. CARETTE
    MANAGER                                  EXECUTIVE


Dated: September 30, 1997